INVESTOR PRESENTATION
NOVEMBER | 2018

Ocean Power Technologies, Inc.

Investor Presentation

November 2018


OPT

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OCEAN POWER TECHNOLOGIES

Forward Looking Statements

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys™; increasing the power output of PowerBuoys™; hiring new key employees; expected costs of PowerBuoys™ product; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

About Ocean Power Technologies

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OCEAN POWER TECHNOLOGIES

Ocean Power Technologies… Who We Are

"OPT is a manufacturer of distributed offshore power equipment. We provide reliable and economical power and communications for remote topside and subsea applications."

OPT Target Markets

Offshore Oil & Gas	Defense & Security	Science & Research	Telecommunications

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Ocean Power Technologies… Quick Facts

- NASDAQ: OPTT
- Market Cap: < $15M*
- TTM Revenue: >$300K*
- Cash & Equivalents: $8.4M*
- Organization: Over 40 employees including deep engineering capabilities
- Intellectual Property: Proprietary technology with over 60 patents and several pending
- Headquarters: Monroe, New Jersey


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* TTM and Cash as of July 31, 2018; market capitalization as of August 2018

Investment Thesis

- Fully commercial and growing
- Innovative products and services
- Strong intellectual property portfolio
- Large and diverse addressable markets:
  - Offshore O&G
  - Defense & Security
  - Science & Research
  - Telecommunications
- Experienced and disciplined management


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2018 Highlights

- *O&G Contract Eni S.p.A. – March '18
- O&G Contract Premier Oil – June '18
- Services Contract Enel – Aug. '18

- ✓ * Robust opportunity pipeline – $ millions proposals issued
- ✓ * Oil & gas customer PowerBuoy™ delivery
- ✓ * Multiple PowerBuoy™ builds to address demand
- ✓ Added key senior leadership – business development and engineering
- ✓ New product developments and new technology patent awards and filings

*OPT 1st

Our Technology

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How Our Technology Works


PowerBuoy™
10 Ft. above waterline
Float
30 Ft. below waterline
Spar
Prime, Back-Up, and Temporary Electric Power
Heave Plate
Persistent Power and Communications

- Floating system… standard ***anchorage*** down to 3,000 meters
- Submerged ***heave plate*** & ***spar***… remain motionless in ocean waves
- ***Float*** rides ocean waves… driving an ***electric generator*** which charges ***on-board batteries***
- Smart device… allows remote control and monitoring
- Up to 150 kW-h stored energy… for on-board or subsea payloads
- Data communications… topside and subsea

PowerBuoy™ Market Value Proposition

Cost Savings and Operational Flexibility

- *Savings by eliminating vessels…*
  "unmanned station" provides persistent power and communications
- *Increased safety…*
  by allowing remote operations from shore
- *Faster operational decision-making…*
  from real-time subsea data communication
- *Sustainability…*
  decreased operational carbon footprint
- *Further savings and flexibility…*
  by powering new subsea technologies





Customer Projects



eni

- 1 ½ year lease
- 1 ½ year extend option
- Purchase option
- Early Nov. '18* deploy in Adriatic Sea

PremierOil

- 9 month lease w/ext. option
- Purchase option
- December '18* ship
- Early 2019* deploy in Central North Sea

enel / Enel

- Chile feasibility study
- Nov.-Dec. '18* evaluation
- Potential deployment in Chilean waters

** Estimated Dates*

Strategic Position

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The Blue Economy – Our Total Addressable Market


Communications
Wi-Fi and cellular
$0.5B market
Science & Research
Data collection and communication
$2.0B market
Oil & Gas
10,000+ offshore oil & gas sites
$2.5B market
Defense & Security
Early detection, maritime security
$3.5B market



Targeting 10-20% displacement

Long-Term TAM > $1.0B

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Offshore Oil & Gas

Applications

- Improved site safety and security
- Equipment monitoring and control
- Communications
- Subsea battery charging
- Subsea robots and drones
- Seismic mapping
- Reservoir management



http.oilstates.com/offshore/subsea-pipeline-products

Key drivers

- Moving toward electrification and digitization
- >10,000 sites require power
- Deep/ultra-deep waters means farther offshore
- New technology investment
- Oil field decommissioning

Offshore Oil & Gas - Example

Example: Oil Field Decommissioning Market Segment


500
180
380
100
100
79
10
1,349*
Total
*estimated
Eni
PremierOil
ConocoPhillips
Chevron
TOTAL
EGC
ARENA
EXXON
Anadarko
ADNOC
bp
PETROBRAS
CNPC
SINOPEC
PETRONAS
arrow energy
Apache
AWE

Offshore oil & gas production facilities to be decommissioned between 2018 to 2025*

Defense & Security

Applications

- Early warning systems and remote surveillance
- Remote networks and communications
- Subsea charging stations for AUV
- Remote radar and sonar stations
- Electro-optical and infrared sensors


Renewable Power
High Bandwidth Comms
20 Kw-Hr Power Storage
Intrusion Detection/Alert
MetOcean Sensing
Tethered ROV
Power/Data Umbilical
UUV Dock (Power/Data)

Key drivers

- Surface threat detection
- Subsea / submarine / AUV threat detection
- Disputed territories
- Remote communication gaps and complexity
- Operational flexibility

TAM source: Global Border and Maritime Security Market Executive Summary, Frost & Sullivan, February 2014

Defense & Security - Strategy



OPT's PB3 PowerBuoy™
(Fully Commercial)

Defense Contractors

Defense Strategy

Leverage Existing DOD Contracts

Rapid Funding Organizations



OPT's Anchorless PowerBuoy™
(Under Development)

Science & Research

Applications

- Climate change
- Weather forecasting
- Ocean currents, waves, chemistry, and seismometry
- Fish and mammal migration
- Environmental and biological monitoring


NORTH PACIFIC OCEAN
NORTH ATLANTIC OCEAN
AUSTRALIA
3000km
2000mi
Esri, GEBCO, IHO-IOC GEBCO, NGS | Esri, GEBCO, D...
esri

Source: National Data Buoy Center website

Key drivers

- Life-cycle cost
- Power availability and persistence
- Real-time environmental intelligence
- Increasing big-data requirements

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Communications

Applications

- Military/civilian remote Wi-Fi and cellular comms
- Range extension and data relay stations
- 4G offshore base stations
- Quick-deploy search and rescue
- Migrant offshore aid station



Credit: Tampnet Website

Key drivers

- Disaster recovery
- Increasing big-data requirements
- Deep water operations
- Bandwidth constrained satellite comms

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Our Strategy

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Commercialization Strategy

"Skate to where the puck's going to be, not where it's been."
– Wayne Gretzsky

- First Mover
- Strong Value
- Building Demand

- Subsea Power
- Surveillance & Monitoring
- Offshore Connectivity

For Scaling:
- Sales/Marketing
- Delivery Capabilities
- Revenue Streams


•Targeted Markets
Focused Applications
Working Capital
Operational Scale
Technology Adoption
New Revenue Streams
Sales & Marketing
Customer Delivery

- Joint Development
- Trials and Demos
- Strategic Pricing

- New Products and Services
- Cost Effective and Rapid Innovation (months, not years)

- Direct & Indirect
- Focused GTM Strategy
- Strong Pipeline

- Decentralized Manufacturing
- Supply Chain Build-out
- Service Partners

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Transaction Economics


COMMUNICATION ANTENNA
VIDEO CAMERA
RADAR
NAVIGATION LIGHT
SATELLITE TRACKER
ANTENNAS
CELLULAR
SATELLITE
WIFI
AIS



Base PowerBuoy™ **+** **Value-Added Engineering** **+** **Support Services**

Base PowerBuoy™

- Sale or Lease

Value-Added Engineering

- Packaged Options
- Customization
- Integration Services

Support Services

- Marine Services
- Remote Monitoring
- Extended Service Agreements

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Products and Services

Fully Commercial Today



PB3 PowerBuoy™

- Long Deployments
- Persistence
- Permanency
- Low Maintenance
- Renewable



Support Services

- Customization
- Packaged Options
- Engineering/Design
- Innovation/Testing
- Marine Services

Under Development



***Anchorless PowerBuoy™**

- Advanced Design
- Self Propelled
- Quick Deploy
- Defense Focus

New Product Considerations

- Short Deployments
- High Energy Storage
- Fast Deploy & Retrieve
- Quick Deploy System
- Low Maintenance
- Modular / Scalable
- Complimentary / Adjacent Products

Management Team – Experienced and Disciplined

Executive	Title	Selected Experience
George H. Kirby	Chief Executive Officer	GE, AECOM, SAIC, amsc
Matthew T. Shafer	Chief Financial Officer	Arthur Andersen, tyco, Catalent, Valeant
Christopher A. Phebus	V.P. of Engineering	GE Energy, GE O&G, GE Aviation; Pratt & Whitney A United Technologies Company
Matthew J. May	V.P. of Global Business Development	tampnet, NextOp

Sophisticated and engaged board of directors
Energized and talented organization

Our Financials

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Financial Profile

Selected Financial Information

Balance Sheet (unaudited)	7/31/18
Cash, equivalents, restricted cash	$8,362
Total current assets	8,923
Property & equipment, net	706
Total current liabilities	2,559
Other financial information	
Monthly cash burn	~900 [3]

Capital Structure

Total shares outstanding [1]	18,368,286
% owned by directors & officers [2]	>1.7%
Warrants outstanding	324,452
Options outstanding	359,954

Dollars in thousands, except per share data; capital structure as of 7/31/18 unless otherwise noted
(1) Excludes warrants and options outstanding
(2) As of FY19 proxy
(3) Excludes variable and non-recurring costs

Investment Thesis

- Fully commercial and growing
- Innovative products and services
- Strong intellectual property portfolio
- Large and diverse addressable markets:
  - Offshore Oil & Gas
  - Defense & Security
  - Science & Research
  - Telecommunications
- Experienced and disciplined management


OPT



Contacts

Matthew Shafer
Chief Financial Officer & Treasurer
mshafer@oceanpowertech.com
(609) 730-0400 ext. 224

Porter, LeVay & Rose
Michael Porter, President
ocean@plrinvest.com
(212) 564-4700


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OCEAN POWER TECHNOLOGIES
MAKING WAVES IN POWER ™
Thank You!
POWERBUOY™
TAPPING INTO THE POWER OF THE OCEAN
www.oceanpowertechnologies.com

Sources and References

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OCEAN POWER TECHNOLOGIES

Market Supporting Information and Sources

Total Addressable Market
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report

Oil & Gas
Source: U.S. Bureau of Safety and Environmental Enforcement
Greater than 10,000 sites are currently in operation or ready for decommissioning.

Ocean Observing
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report
Estimated total addressable market is $2B for 5 fiscal years beginning 2017. The market was refined for in-situ vs remote systems and also for the different types of in-situ systems such as fixed vs mobile; this was based on data from 2 publicly available reports.

Defense & Security
Global Border and Maritime Security Market Executive Summary, Frost and Sullivan report, February 2014
Estimated total addressable market is $3.5B based on whether applications are coastal, remote, or aerial systems.

Communications
2015 Frost & Sullivan Oil & Gas Satellite Communications market report
The estimated total addressable market is $0.5B for 5 fiscal years beginning 2017.

Decommissioning Sources


500
180
100
100
380
79
10
Eni
PremierOil
Chevron
ConocoPhillips
TOTAL
EXXON
Anadarko
ADNOC
CNPC
SINOPEC
PETRONAS
PETROBRAS
arrow energy
Apache
AWE

Footnote:

- Oil & Gas UK Decommissioning Insight 2017 https://oilandgasuk.co.uk/wp-content/uploads/2017/11/Decommissioning-Report-2017-27-Nov-final.pdf
- Decommissioning Opportunities in Brazil's Oil and Gas Horizon https://www.export.gov/article?id=Decommissioning-Opportunities-in-Brazil-s-Oil-and-Gas-Horizon
- Deloitte: Decommissioning has potential to be Australia's next oil and gas boom https://www2.deloitte.com/au/en/pages/media-releases/articles/australias-next-oil-and-gas-boom-160517.html
- Preparing for the Next Wave of Offshore Decommissioning https://www.bcg.com/publications/2018/preparing-for-next-wave-offshore-decommissio ning.aspx
- WoodMac: $32 billion to be spent on decommissioning worldwide in 5 years https://www.ogj.com/articles/2018/07/woodmac-32-billion-to-be-spent-on-decommissioning-worldwide-in-5-years.html

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